POWER OF ATTORNEY



           KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Timothy J. Roach and Josef C. Schoell, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the "Registration Statement") covering 30,000 shares of Class A Common Stock, par value $.001 per share, of American Biogenetic Sciences, Inc., 5,000 shares of which are issued and 25,000 shares of which may be issued upon the exercise of options presently held by Gladstone Partners and any and all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that the undersigned's said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


September  27, 1996

                                                       /s/ Paul E. Gargan
                                                       ------------------------
                                                         Paul E. Gargan

                                POWER OF ATTORNEY



           KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Timothy J. Roach and Josef C. Schoell, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the "Registration Statement") covering 30,000 shares of Class A Common Stock, par value $.001 per share, of American Biogenetic Sciences, Inc., 5,000 shares of which are issued and 25,000 shares of which may be issued upon the exercise of options presently held by Gladstone Partners and any and all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that the undersigned's said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


September 27, 1996

                                                        /s/ Ellena M. Byrne
                                                       -----------------------
                                                         Ellena M. Byrne

                                POWER OF ATTORNEY



           KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Timothy J. Roach and Josef C. Schoell, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the "Registration Statement") covering 30,000 shares of Class A Common Stock, par value $.001 per share, of American Biogenetic Sciences, Inc., 5,000 shares of which are issued and 25,000 shares of which may be issued upon the exercise of options presently held by Gladstone Partners and any and all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that the undersigned's said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


September 27, 1996

                                                     /s/ Joseph C. Hogan
                                                     --------------------------
                                                       Joseph C. Hogan

                                POWER OF ATTORNEY



           KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Timothy J. Roach and Josef C. Schoell, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the "Registration Statement") covering 30,000 shares of Class A Common Stock, par value $.001 per share, of American Biogenetic Sciences, Inc., 5,000 shares of which are issued and 25,000 shares of which may be issued upon the exercise of options presently held by Gladstone Partners and any and all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that the undersigned's said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


September 27, 1996

                                                       /s/ Timothy J. Roach
                                                       ------------------------
                                                          Timothy J. Roach

                                POWER OF ATTORNEY



           KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Timothy J. Roach and Josef C. Schoell, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 (the "Registration Statement") covering 30,000 shares of Class A Common Stock, par value $.001 per share, of American Biogenetic Sciences, Inc., 5,000 shares of which are issued and 25,000 shares of which may be issued upon the exercise of options presently held by Gladstone Partners and any and all post-effective amendments to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, and hereby ratifies and confirms all that the undersigned's said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


September 27, 1996

                                                 /s/ William G. Sharwell
                                                 ---------------------------
                                                   William G. Sharwell